Kennedy Capital ESG SMID Cap Fund

Investor Class Shares (Ticker Symbol: ESGSX)

Institutional Class Shares (Ticker Symbol: KESGX)

Kennedy Capital Small Cap Growth Fund

Investor Class Shares (Ticker Symbol: KSGRX)

Institutional Class Shares (Ticker Symbol: KGROX)

Kennedy Capital Small Cap Value Fund

Investor Class Shares (Ticker Symbol: KSVLX)

Institutional Class Shares (Ticker Symbol: KVALX)

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated February 24, 2023 to each currently effective

Prospectus, Statement of Additional Information (“SAI”) and

Summary Prospectus.

Kennedy Capital Management LLC (“Kennedy Capital”) has served as the investment advisor to the Kennedy Capital ESG SMID Cap Fund, Kennedy Capital Small Cap Growth Fund and Kennedy Capital Small Cap Value Fund (each a “Fund”, and together the “Funds”) since the commencement of each Fund’s operations. On February 8, 2023, Azimut Group (“Azimut”), through Azimut US Holdings, Inc., purchased a 35% equity interest in Kennedy Capital, with the remainder continuing to be widely held by existing Kennedy Capital employees (the “Transaction”).

The Transaction constituted an “assignment” under the Investment Company Act of 1940, as amended, and resulted in the automatic termination of the Funds’ investment advisory agreement (the “Prior Advisory Agreement”). In anticipation of the Transaction and these related events, at a meeting held on January 19, 2023, the Board of Trustees of the Trust (the “Board”) considered and approved a new investment advisory agreement between Kennedy Capital and the Trust, on behalf of the Funds (the “New Advisory Agreement”). The terms of the New Advisory Agreement are substantially similar to the terms of the Prior Advisory Agreement and the management fees payable by each Fund under the New Advisory Agreement are identical to the management fees payable under the Prior Advisory Agreement. The Board also approved a new contractual operating expenses limitation agreement between the Trust, on behalf of the Funds, and Kennedy Capital, which maintains each Fund’s expense limitation arrangement until April 30, 2025. The Funds’ investment objectives and investment strategies have not changed as a result of the Transaction and the investment advisory personnel who provided services to the Funds prior to the Transaction continue to do so following the closing of the Transaction.

The New Advisory Agreement is effective with respect to each Fund for 150 days from the closing of the Transaction, unless approved by shareholders of the respective Fund, in which case it will remain in effect for an initial two-year initial period. To provide continuity in the operation of the Funds, shareholders of record as of February 15, 2023, will be asked to approve the New Advisory Agreement at a Special Meeting of Shareholders, currently scheduled to be held on March 29, 2023. Proxy materials will be mailed to Fund shareholders with more information about the Special Meeting and the proposal. Please read the Proxy Statement when it is available because it contains important information. You can obtain free copies of the Funds’ Proxy Statement (when available), Prospectus and Statement of Additional Information, as well as the Funds’ Annual Report, by calling 1-877-882-8825, or by writing to the Kennedy Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, Wisconsin 53201. The Funds’ Proxy Statement will also be available at the Securities and Exchange Commission website at www.sec.gov.

The foregoing is not an offer to sell, nor is it a solicitation of an offer to buy, shares of the Funds, nor is it a solicitation of any proxy.

Please file this Supplement with your records.